       Fixed Overview Report: CSFB 05-11 Prelim Grp 6

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005)

Total Number of Loans	169
Total Outstanding Balance	$103,066,082
Average Loan Balance	$609,858	$187,574 to $1,468,666
Escrow Balance %	0.16%
WA Mortgage Rate	6.334%	5.750% to 6.800%
WA Original Term (months)	360	360 to 360
WA Remaining Term (months)	352	274 to 360
WA Age (months)	8	0 to 86
WA LTV	69.50%	31.86% to 80.00%
WA CLTV	74.47%	30.64% to 100.00%
WA FICO	739	650 to 810
Balloon	0.00%
California North	10.05%
California South (ZIP : 90000 - 93600)	25.75%
Size (% of pool) Jumbo/Super-Jumbo	100.00%
Conforming (Size=C)	0.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	19.97%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
CA 35.80%	SFR 66.99%	FL/AL 27.89%	26.69%	P 43.86%	P 83.87%	0 80.03%	0 74.91%
NY 9.47%	PUD 17.05%	SS 8.34%	SIVA 9.12%	CO 37.24%	S 9.77%	36 7.54%	120 24.51%
FL 6.00%	CO 8.44%	NAV/NIV 43.93%	F 7.35%	RT 18.35%	I 6.36%	6 5.99%	60 0.58%
AZ 4.44%	2-4F 7.52%	RE 15.89%	X 7.23%	CP 0.54%		60 2.94%
NJ 3.93%		ALT 2.42%	Red 6.65%			12 2.35%
NV 3.56%		LT 1.53%	NIV 6.34%			4 0.58%
OH 3.43%			FULL 4.66%			24 0.57%
WA 2.99%			FULL/AL 3.84%
MD 2.81%			8 2.75%
GA 2.50%			STATED 2.59%

____________________________________________________________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	103,066,081.92	169	100.00	609,858.47	5.75	6.80	6.33	6.08	352	8	739	69

orig_balance
300000.01 =< ... < 400000.01	724,220.35	2	0.70	362,110.18	6.50	6.63	6.56	6.31	321	39	740	77
400000.01 =< ... < 500000.01	27,315,903.34	61	26.50	447,801.69	5.88	6.75	6.34	6.10	352	8	740	71
500000.01 =< ... < 600000.01	30,614,650.65	56	29.70	546,690.19	5.88	6.80	6.37	6.12	349	11	736	74
600000.01 =< ... < 700000.01	11,440,306.36	18	11.10	635,572.58	5.75	6.63	6.30	6.05	356	4	741	72
700000.01 =< ... < 800000.01	5,200,930.15	7	5.05	742,990.02	6.13	6.50	6.25	6.00	347	13	748	66
800000.01 =< ... < 900000.01	2,628,750.00	3	2.55	876,250.00	6.25	6.63	6.50	6.26	359	1	715	67
900000.01 =< ... < 1000000.01	8,787,238.47	9	8.53	976,359.83	6.13	6.50	6.28	6.03	357	3	740	70
1000000.01 =< ... < 1250000.01	6,764,194.83	6	6.56	1,127,365.81	6.13	6.38	6.25	5.98	350	10	732	58
>= 1250000.01	9,589,887.77	7	9.30	1,369,983.97	6.13	6.63	6.33	6.08	358	2	746	58

Sched_Balance
100000.01 =< ... < 200000.01	187,574.18	1	0.18	187,574.18	6.63	6.63	6.63	6.33	279	81	788	68
300000.01 =< ... < 400000.01	1,835,900.91	5	1.78	367,180.18	6.38	6.75	6.52	6.25	324	36	780	64
400000.01 =< ... < 500000.01	27,476,126.12	60	26.66	457,935.44	5.88	6.75	6.35	6.10	350	10	741	72
500000.01 =< ... < 600000.01	29,643,516.94	54	28.76	548,954.02	5.88	6.80	6.37	6.12	351	9	734	73
600000.01 =< ... < 700000.01	11,619,829.85	18	11.27	645,546.10	5.75	6.50	6.29	6.04	353	7	742	72
700000.01 =< ... < 800000.01	4,533,062.85	6	4.40	755,510.48	6.13	6.38	6.21	5.97	357	3	741	66
800000.01 =< ... < 900000.01	2,628,750.00	3	2.55	876,250.00	6.25	6.63	6.50	6.26	359	1	715	67
900000.01 =< ... < 1000000.01	9,781,866.94	10	9.49	978,186.69	6.13	6.50	6.27	6.02	353	7	744	70
1000000.01 =< ... < 1250000.01	5,769,566.36	5	5.60	1,153,913.27	6.13	6.38	6.25	5.99	357	3	724	56
>= 1250000.01	9,589,887.77	7	9.30	1,369,983.97	6.13	6.63	6.33	6.08	358	2	746	58

state TOP 10
CA	36,892,709.69	57	35.80	647,240.52	5.75	6.80	6.32	6.07	353	7	741	70
Other	25,848,835.23	48	25.08	538,517.40	5.88	6.75	6.37	6.12	345	15	737	73
NY	9,757,847.67	16	9.47	609,865.48	6.13	6.75	6.35	6.10	355	5	731	67
FL	6,182,896.67	11	6.00	562,081.52	6.13	6.75	6.30	6.04	354	6	749	62
AZ	4,573,571.50	8	4.44	571,696.44	6.25	6.50	6.32	6.07	357	3	746	68
NJ	4,053,194.25	7	3.93	579,027.75	6.25	6.63	6.42	6.17	358	2	740	71
NV	3,664,190.58	5	3.56	732,838.12	6.13	6.75	6.41	6.15	357	3	732	66
OH	3,537,419.39	6	3.43	589,569.90	6.13	6.50	6.26	6.02	355	5	753	73
WA	3,081,400.89	3	2.99	1,027,133.63	6.13	6.25	6.20	5.95	356	4	725	54
MD	2,899,994.71	5	2.81	579,998.94	6.13	6.50	6.30	6.05	358	2	732	76
GA	2,574,021.34	3	2.50	858,007.11	6.13	6.38	6.32	6.07	358	2	733	67

Orig_LTV
0 =< ... < 50.01	9,084,437.09	11	8.81	825,857.92	6.13	6.80	6.25	5.99	351	9	737	42
50.01 =< ... < 60.01	12,150,965.46	20	11.79	607,548.27	5.75	6.75	6.35	6.10	354	6	745	56
60.01 =< ... < 70.01	21,989,818.98	29	21.34	758,269.62	6.13	6.75	6.35	6.10	350	10	740	66
70.01 =< ... < 80.01	59,840,860.39	109	58.06	548,998.72	5.88	6.75	6.34	6.09	352	8	737	78

Curr_Rate
5.75 =< ... < 6	2,112,975.00	4	2.05	528,243.75	5.75	5.88	5.84	5.59	357	3	754	73
6 =< ... < 6.25	16,242,156.13	24	15.76	676,756.51	6.13	6.13	6.13	5.87	357	3	743	67
6.25 =< ... < 6.5	56,814,810.18	91	55.12	624,338.57	6.25	6.38	6.29	6.05	356	4	738	68
6.5 =< ... < 6.75	23,459,823.85	41	22.76	572,190.83	6.50	6.63	6.54	6.29	343	17	743	73
6.75 =< ... < 7	4,436,316.76	9	4.30	492,924.08	6.75	6.80	6.76	6.49	327	33	708	71

Property_Type
2 Family	4,944,615.06	8	4.80	618,076.88	6.13	6.63	6.36	6.10	357	3	734	67
3 Family	2,095,500.00	3	2.03	698,500.00	6.13	6.50	6.29	6.04	358	2	760	70
4 Family	707,000.00	1	0.69	707,000.00	6.25	6.25	6.25	6.00	357	3	756	70
Condo	5,394,385.62	10	5.23	539,438.56	5.88	6.75	6.43	6.19	357	3	721	72
Condo - Low Rise <5 floors	3,305,615.43	6	3.21	550,935.91	6.25	6.75	6.38	6.12	353	7	749	75
PUD	17,574,121.61	28	17.05	627,647.20	5.75	6.63	6.29	6.04	357	3	747	73
Single Family Detached	19,975,714.94	33	19.38	605,324.70	5.88	6.75	6.36	6.11	358	2	732	69
Single Family Residence	49,069,129.26	80	47.61	613,364.12	6.13	6.80	6.33	6.08	346	14	739	68

Purpose
Construction/Permanent	561,346.81	1	0.54	561,346.81	6.75	6.75	6.75	6.50	321	39	654	80
Purchase	45,205,479.38	75	43.86	602,739.73	5.88	6.80	6.34	6.10	351	9	745	75
Refinance - Cashout	38,386,680.47	64	37.24	599,791.88	6.13	6.75	6.34	6.09	354	6	729	65
Refinance - Rate Term	18,912,575.26	29	18.35	652,157.77	5.75	6.63	6.28	6.03	351	9	746	66

Occupancy
Investment	10,067,091.15	17	9.77	592,181.83	6.13	6.75	6.42	6.18	356	4	744	72
Primary	86,440,552.89	141	83.87	613,053.57	5.75	6.80	6.32	6.07	351	9	739	70
Secondary	6,558,437.88	11	6.36	596,221.63	6.25	6.75	6.43	6.18	357	3	736	59

Orig_Term
360 =< ... < 372	103,066,081.92	169	100.00	609,858.47	5.75	6.80	6.33	6.08	352	8	739	69

Doc_Type
ALT	2,499,175.87	3	2.42	833,058.62	5.88	6.13	6.08	5.81	355	5	755	60
Full	28,748,526.72	50	27.89	574,970.53	5.75	6.80	6.40	6.14	338	22	745	70
Lite Doc	1,574,370.75	3	1.53	524,790.25	6.25	6.25	6.25	6.00	355	5	701	63
No Income Verification	45,280,250.48	68	43.93	665,886.04	6.13	6.75	6.33	6.08	358	2	736	68
Reduced (partial)	16,372,642.47	30	15.89	545,754.75	6.13	6.63	6.28	6.05	357	3	737	75
Stated / Stated	8,591,115.63	15	8.34	572,741.04	6.13	6.63	6.33	6.07	357	3	742	67

Fico
650 =< ... < 700	19,152,557.48	31	18.58	617,824.43	6.13	6.80	6.36	6.12	353	7	687	69
700 =< ... < 750	42,105,376.05	67	40.85	628,438.45	5.88	6.75	6.35	6.10	356	4	727	70
750 =< ... < 800	36,917,452.95	61	35.82	605,204.15	5.75	6.75	6.29	6.04	351	9	771	69
800 =< ... < 850	4,890,695.44	10	4.75	489,069.54	6.13	6.75	6.44	6.17	322	38	805	66

Prepay_Months
0	82,487,913.73	138	80.03	597,738.51	5.75	6.80	6.33	6.08	351	9	740	69
12	2,427,000.00	3	2.35	809,000.00	6.38	6.50	6.48	6.23	358	2	739	74
24	585,000.00	1	0.57	585,000.00	6.75	6.75	6.75	6.50	357	3	670	65
36	7,766,278.06	13	7.54	597,406.00	6.13	6.50	6.26	6.01	358	2	746	74
4	594,750.00	1	0.58	594,750.00	6.25	6.25	6.25	6.00	357	3	772	65
6	6,171,141.01	7	5.99	881,591.57	6.25	6.38	6.30	6.05	359	1	726	62
60	3,033,999.12	6	2.94	505,666.52	6.25	6.75	6.45	6.20	345	15	731	73

interest_only_period
0	77,201,669.42	131	74.91	589,325.72	6.13	6.80	6.36	6.11	350	10	738	70
120	25,263,562.50	37	24.51	682,798.99	5.75	6.38	6.25	6.01	358	2	740	67
60	600,850.00	1	0.58	600,850.00	6.25	6.25	6.25	6.00	356	4	743	76